FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

[X]                               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report   September 12, 2005

                                                       PRESIDENTIAL LIFE CORPORATION_________________________

(Exact name of registrant as specified in its charter)

           Delaware                                                      0-5486                                            13-2652144________________

(State or other jurisdiction of                    Commission File Number                   (I.R.S Employer Identification)

incorporation)

69 Lydecker Street, Nyack, New York                      10960

(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code    845-358-2300

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

{ } Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

{ } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.

Changes in Registrants Certifying Accountants

On September 6, 2005, Registrant dismissed Deloitte & Touche LLP (“D&T”) as its independent registered accounting firm and appointed BDO Seidman, LLP (“BDO”) to replace D&T.  The dismissal and appointment were approved by the Audit Committee of the Registrant’s Board of Directors.

During Registrant’s two (2) most recent fiscal years and the subsequent interim periods thru June 30, 2005, there have been no disagreements, as defined in S-K 304 (a), with D&T on any matter of accounting principles or practices, financial statement disclosures or auditing scope or procedure.

The audit reports of D&T with respect to the Registrant’s consolidated financial statements for each of the past two (2) fiscal years has not contained an adverse opinion or a disclaimer of an opinion and has not been qualified in any way as to uncertainty, audit scope or accounting principles   However, D&T’s audit report with respect to the Registrant’s consolidated financial statements for the last fiscal year was modified to include an explanatory paragraph regarding the previously reported restatement of the 2003 and 2002 financial statements.

The audit report of D&T with respect to the Registrant’s Internal Control Over Financial Reporting (“ICFR”) in Registrant’s Annual Report on Form 10-K/A for the year ended December 31, 2004 contained an unqualified opinion on management’s assessment and an adverse opinion on the effectiveness of ICFR.

                During the past two (2) most recent fiscal years and the subsequent interim periods through June 30, 2005, there were no reportable events, as defined by S-K 304 (a), except as set forth in management’s assessment of its internal control over financial reporting, as disclosed in Item 9A of Registrant’s Form 10-K/A for the year ended December 31, 2004, the relevant excerpt of which is reprinted below:

As disclosed in detail in this Form 10-K/A, in February 2005, the Company determined that it had utilized improper accounting treatment for certain principal protected notes in its investment portfolio.  Based on applicable accounting standards, the Company determined that it was required to consolidate the issuers of certain of those principal protected notes as of the dates of acquisition of such notes and, as a result, was required to take other than temporary impairment charges against certain of such investments.  The Company was required to restate its consolidated financial statements from 1997 to 2003 to effectuate the consolidations and write downs.  The changes did not have any impact on the Company’s liquidity or net cash flows.

We have determined that, as evidenced by the restatement, there were material weaknesses in our internal control over financial reporting as of December 31, 2004, in that we did not have adequate resources or processes in place to provide reasonable assurances that:  (i) emerging accounting standards were assessed properly for applicability to the Company’s financial statements on a timely basis or that such assessments were properly documented; and (ii) unique and complex transactions (e.g., the Company’s investments in unique financial instruments) were evaluated thoroughly, including consideration of whether related parties are involved in such transactions, to assess properly the related accounting and financial reporting implications to ensure that appropriate accounting standards were considered and applied and that such assessments were properly documented.

In addition, financial reporting resources and processes in place as of December 31, 2004 did not provide adequate segregation of duties to be maintained relative to the processing of certain year-end accounting entries, since finance department personnel with responsibility for reviewing year-end entries had access to make entries to the Company’s financial accounting systems.  There was no misuse of any such access.  However, proper systems management should have segregated such access from those with responsibility for reviewing such entries.

2.

 In December 2004, as communicated to D&T at the time, Registrant engaged BDO to advise Registrant as to the accounting rules applicable to Registrant’s investments in the principal protected notes and the corresponding need for a restatement of Registrant’s 2002 and 2003 financial statements.  In February 2005, BDO advised the Registrant orally that it agreed with Registrant’s decision to restate its 2002 and 2003 financial statements to consolidate the principal protected notes and to take other than temporary impairment charges against such investments.

Registrant has provided both D&T and BDO with a copy of this Form 8-K and requested that each furnish Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the disclosure made herein by Registrant and, if not, stating the respects in which it does not agree.  A copy of the letter from D&T is filed as Exhibit 16.1 to this Form 8-K and a copy of the letter from BDO is filed as Exhibit 16.2 to this Form 8-K.

Item 9.01.

Financial Statement and Exhibits

(c)

Exhibits

Exhibit No.

Description

16.1

Letter dated September 12, 2005 from Deloitte & Touche LLP to the SEC

16.2

Letter dated September 12, 2005 from BDO Seidman, LLP to the SEC

3.

PRESIDENTIAL LIFE CORPORATION

September 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

   Presidential Life Corporation

(Registrant)

Date:  September 12, 2005

                              /s/ Herbert Kurz

Herbert Kurz, President and Duly

Authorized Officer of the Registrant

Date:  September 12, 2005                                             /s/ Charles Snyder

                                                                        Charles Snyder, Chief Financial Officer

                                                                                      Authorized Officer of the Registrant

4.

Exhibit 16.1

(Deloitte & Touche LLP Letterhead)

September 12, 2005

Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C.   20549-7561

Dear Sirs/Madams:

We have read Item 4.01 of Presidential Life Corporation's Form 8-K dated September 12, 2005, and we agree with the statements made therein except for the following for which we have no basis on which to agree or disagree:

1.

statement in the second sentence of the first paragraph regarding Audit Committee approval of dismissal and appointment

2.

statement in the second sentence of the ninth paragraph relating to the oral advice of BDO Seidman, LLP (“BDO”) in February 2005

3.

statement in the tenth paragraph regarding BDO being provided with a copy of Form 8-K.

Yours truly,

/s Deloitte & Touche LLP

Deloitte & Touche LLP

Exhibit 16.2

(BDO Seidman Letterhead)

September 12, 2005

Securities and Exchange Commission

100 F Street, N.E.
Washington, DC 20549-7561

We have been furnished with a copy of the response to Item 4.01 of Form 8-K for the event that occurred on September 6, 2005, to be filed by our client, Presidential Life Corporation.  We agree with the statements made in response to that Item insofar as they relate to our Firm.

Very truly yours,

/s/ BDO Seidman, LLP

BDO Seidman LLP